Note 14 - Subsequent Events	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Subsequent Events [Text Block]

14. Subsequent Events

2024 Private Placement

On March 28, 2024, the Company entered into a securities purchase agreement with certain purchasers named therein related to the private placement of an aggregate of 2,532,285 units, each comprised of (i) (A) one share of common stock or (B) one Pre-Funded Warrant and (ii) one Series A Warrant. The 2024 Private Placement is expected to close on or about April 1, 2024, subject to customary closing conditions. The aggregate upfront gross proceeds from the 2024 Private Placement are expected to be approximately $50 million, before deducting offering fees and expenses, and additional gross proceeds of up to approximately $99.4 million may be received if the Series A Warrants are exercised in full for cash.

Pre-Funded Warrant Amendment and Exercise

On February 26, 2024, following the effectiveness of an amendment eliminating certain beneficial ownership limitations set forth therein, the Company’s previously outstanding pre-funded warrant was exercised in full by the holder thereof pursuant to the cashless exercise provision in Section 2(c) of the pre-funded warrant. Upon exercise, 36 shares were withheld in lieu of a cash payment of the exercise price and the holder was issued 495,959 shares of common stock.